Supplement dated July 25, 2025 to the Statutory Prospectus dated May 1, 2025 for the following variable universal life policies:

Issued by Pacific Life Insurance Company
Pacific Harbor VUL Pacific Legacy Survivorship VUL Pacific Protector VUL Pacific Protector Plus VUL Pacific Admiral VUL

The purpose of this supplement is to announce certain underlying fund changes. This supplement must be preceded or accompanied by the Statutory Prospectus, for your Policy, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective July 28, 2025, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes:

•	All references to the name Neuberger Berman Sustainable Equity Portfolio will change to the Neuberger Berman Quality Equity Portfolio.

All other references in the prospectus to the Neuberger Berman Sustainable Equity Portfolio will change to the Neuberger Berman Quality Equity Portfolio.

Form No. 15-53336-00